Exhibit 10.17

FORM OF

FIRST AMENDMENT

TO

NON-PLAN STOCK OPTION AGREEMENT

This First Amendment (this “Amendment”) to the Non-Plan Stock Option Agreement, dated July 1, 2011 (the “Option Agreement”), by and between SunTx CPI Growth Company, Inc, a Delaware corporation (the “Company”), and [                    ]. (the “Optionee”). Capitalized terms used herein but not defined herein are used as defined in the Option Agreement.

RECITALS

WHEREAS, the Optionee wishes to amend the Option Agreement to modify, among other things, the grant date, the expiration date and the vesting schedule (collectively, the “Amendments”); and

WHEREAS, the Company desires to amend the Option Agrement to provide for the Amendments.

STATEMENT OF AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agree as follows:

1. The first sentence of the preamble to the Option Agreement is hereby amended and restated in its entirety as follows:

“This Non-Plan Stock Option Agreement, dated effective as of July 1, 2011 (this “Agreement”), is made and entered into by and between SunTx CPI Growth Company, Inc., a Delaware corporation (the “Company”), and the undersigned Optionee.”

2. The last sentence of Section 1 to the Option Agreement is hereby amended and restated in its entirety as follows:

“The Option is granted in accordance with the following terms:

(a) Optionee:	[NAME]
(b) Grant Date:	July 1, 2011
(c) Number of Class I Option Shares:	[ ]
(d) Number of Class II Option Shares:	[ ]
(e) Exercise Price:	$143.60
(f) Type of Option:	Non-Statutory Stock Option
(g) Expiration Date:	July 1, 2018”

3.	The first sentence of Section 2 to the Option Agreement is hereby amended and restated in its entirety as follows:

“Unless expired as provided in Section 3 of this Agreement, the Option shall vest as follows:

(a) One-third of the Option Shares shall vest and become exercisable on July 1, 2012; and

(b) One-third of the Option Shares shall vest and become exercisable on July 1, 2013; and

(c) One-third of the Option Shares shall vest and become exercisable on July 1, 2014;

provided, however; that the Option shall become fully vested if, during Optionee’s Continuous Service (i) the Company consummates a merger or consolidation with an unaffiliated third party or (ii) the Company sells all or substantially all of its assets to an unaffiliated third party or (iii) all of the outstanding capital stock of the Company is sold to an unaffiliated third party (each, a “Liquidity Event”), provided that each such Liquidity Event is approved by the Board and stockholders of the Company; provided, further; that a transaction shall not constitute a Liquidity Event if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportion by the persons who held the Company’s securities immediately before such transaction.”

4.	Except as expressly provided in this Amendment, all of the terms and conditions of the Option Agreement and the exhibits and schedules thereto remain unchanged and in full force and effect.

5.	This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

6.	This Amendment may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission will constitute effective and binding execution and delivery of this Amendment by the executing party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Company:

SUNTX CPI GROWTH COMPANY, INC.

By:
Name:
Title:

Optionee:

By:
[NAME]

Address:

Signature Page First Amendmdent to the Option Agreement of [NAME].